EXHIBIT NO. 99.(a) 9

MFS SERIES TRUST XII

CERTIFICATION OF AMENDMENT

TO THE DECLARATION OF TRUST

REDESIGNATION

OF SERIES

Pursuant to Sections 6.11 and 9.3 of the Amended and Restated Declaration of Trust dated June 29, 2005 (the “Declaration”), of MFS Series Trust XII (the “Trust”), the Trustees of the Trust hereby redesignate the existing series of Shares (as defined in the Declaration) as follows:

The series designated as MFS Sector Rotational Fund shall be redesignated as MFS Equity Opportunities Fund.

Pursuant to Section 10.1 of the Declaration, this redesignation of series of Shares shall be effective August 1, 2011.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of July 15, 2011, and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

ROBERT E. BUTLER	ROBERT J. MANNING
Robert E. Butler	Robert J. Manning
c/o MFS Investment Management	MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

MAUREEN R. GOLDFARB	ROBERT C. POZEN
Maureen R. Goldfarb	Robert C. Pozen
c/o MFS Investment Management	MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

DAVID H. GUNNING	J. DALE SHERRATT
David H. Gunning	J. Dale Sherratt
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

WILLIAM R. GUTOW	LAURIE J. THOMSEN
William R. Gutow	Laurie J. Thomsen
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

MICHAEL HEGARTY	ROBERT W. UEK
Michael Hegarty	Robert W. Uek
c/o MFS Investment Management	c/o MFS Investment Management
500 Boylston Street	500 Boylston Street
Boston, MA 02116	Boston, MA 02116

JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
500 Boylston Street
Boston, MA 02116